SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 13, 2004
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                   000-29053                04-2751645
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(State or other jurisdiction of  (Commission file number)    (IRS employer
         incorporation)                                      identification no.)


 8000 Lee Highway, Falls Church, VA                                     22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On May 13, 2004, YDI Wireless, Inc. acquired KarlNet, Inc. pursuant to an Agreement and Plan of Merger, dated as of May 13, 2004, by and among YDI, KFire Merger Corporation, a Delaware corporation and wholly owned subsidiary of YDI, KarlNet, Douglas J. Karl, and Elise L. Karl. Pursuant to the terms of the merger agreement, KarlNet has merged with and into KFire thereby becoming a wholly owned subsidiary of YDI. KFire's corporate name was changed to KarlNet, Inc. as part of the merger.

         The KarlNet stockholders, Douglas Karl and Elise Karl, will receive up to $5.5 million in cash and 1 million shares of YDI common stock. The shares of YDI common stock are being issued to the KarlNet stockholders in a private placement. $3.0 million of the cash component has been distributed to the KarlNet stockholders, which consisted of cash on hand at KarlNet and cash loaned to KarlNet by YDI. The loaned funds came from YDI's working capital. The loan was evidenced by a secured promissory note and a security agreement. YDI will pay up to an additional $2.5 million over the next two years based on achievement of certain milestones and compliance with other conditions. The remaining cash for the transaction is expected to come from YDI's operating capital. No KarlNet stock options were assumed or substituted by YDI in the merger.

         In connection with the merger, Douglas Karl and Elise Karl entered into noncompetition agreements with YDI. In these agreements, the individuals agreed not to compete with YDI for a period of three years after the closing of the merger.

         The foregoing description of the merger agreement, the secured promissory note, the security agreement, and the noncompetition agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger agreement, a copy of which is filed as Exhibit 2.1, the secured promissory note, a copy of which is filed as Exhibit 10.1, the security agreement, a copy of which is filed as Exhibit 10.2, and the noncompetition agreements, a form of which is filed as Exhibit 99.1, each of which is incorporated by reference. A copy of the joint press release is filed as Exhibit
99.2 and is incorporated by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial statements of businesses acquired.

         YDI intends to file an amendment to this Current Report on Form 8-K to provide the financial statements of KarlNet required under this Item 7(a) within 60 days of the date by which this Form 8-K is required to be filed.






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         (b) Pro forma financial information.

         YDI intends to file an amendment to this Current Report on Form 8-K to provide the pro forma financial statements required under this Item 7(b) within 60 days of the date by which this Form 8-K is required to be filed.

         (c)      Exhibits

         See Exhibit Index.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     YDI WIRELESS, INC.


Dated: May 20, 2004                                  By:  /s/ David L. Renauld
                                                          --------------------
                                                           David L. Renauld
                                                           Vice President

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                                  EXHIBIT INDEX

    Number                            Description
    ------                            -----------

      2.1 Agreement and Plan of Merger, dated as of May 13, 2004, by and among YDI Wireless, Inc., KFire Merger Corporation, KarlNet, Inc., Douglas J. Karl, and Elise L. Karl.

     10.1 Secured Promissory Note, dated May 13, 2004, from KarlNet, Inc. in favor of YDI Wireless, Inc.

     10.2 Security Agreement, dated as of May 13, 2004, between KarlNet, Inc. and YDI Wireless, Inc.

     99.1 Form of Noncompetition Agreement, dated as of May 13, 2004, a substantially similar version of which was entered between YDI Wireless, Inc. and each of Douglas J. Karl and Elise L. Karl.

     99.2      Press release dated May 14, 2004.